United States
Securities and Exchange Commission
Washington D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 6, 2006

MTS Medication Technologies, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	000-16594	59-2740462

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2003 Gandy Boulevard North, Suite 800, St. Petersburg, Florida 33702

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code):  (727) 576-6311

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-42(c))

Item  5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        On March 6, 2006, MTS issued a press release announcing that it had named Christian Silva, age 42, as Director of Finance and that it had contracted with its previous Chief Financial Officer, Michael Conroy, age 57, to provide interim services while the Company continues its search for a Chief Financial Officer. Mr. Conroy will be appointed interim Chief Financial Officer effective March 17, 2006, and will serve until the Company names a replacement for Michael Branca, the Company’s current Chief Financial Officer.

    Mr. Conroy served as the Company’s Chief Financial Officer, Vice President and Secretary from August 1996 until September 2004. Prior to 1996, Mr. Conroy was President of CFO Financial Services, Inc. Mr. Conroy is a Certified Public Accountant.

Item  9.01     Financial Statements and Exhibits

                       (d)     Exhibits.

EXHIBIT	DESCRIPTION

99.1	Press Release of MTS Medication Technologies, Inc. dated March 6, 2006.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS Medication Technologies, Inc.
(Registrant)

Date: March 6, 2006	By:	/s/ Todd E. Siegel
Todd E. Siegel
President and Chief Executive Officer